                         [STERLING BANCORP LETTERHEAD]

                                                 February 26, 2003

Mr. John C. Millman, President
Sterling Bancorp
650 Fifth Avenue
New York, New York 10019

Dear Mr. Millman:

This will confirm the following amendment to your Amended and Restated Employment Agreement, dated as of March 22, 2002, with our Company:

            The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2005.

The foregoing amendment was recommended by the Compensation Committee and approved by the Board of Directors at its February 20, 2003 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                        Sincerely,

                                        Sterling Bancorp

                                        By: /s/ Monica Lercher
                                            --------------------
                                                  Secretary


Agreed:

/s/ John C. Millman
---------------------------
    John C. Millman